UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

Pyxus International, Inc.
(Exact name of Registrant as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
8001 Aerial Center Parkway
Morrisville, North Carolina 27560-8417
(Address of principal executive offices, including zip code)
(919) 379-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As disclosed in its Form 8-K12G3 filed on August 24, 2020, Pyxus International, Inc. (the “Company”) is the successor registrant of Old Holdco, Inc. (which was formerly known as Pyxus International, Inc.) for purposes of Rule 12g‑3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the filing of such Form 8-K12G3, the Securities and Exchange Commission (the “SEC”) assigned a Commission file number to the Company, which Commission file number (000-25734) appears on the cover page of this report. The cover page of the Company’s reports on Form 8-K, Form 10-Q, and Form 10-K filed after August 24, 2020 and prior to the filing of this report incorrectly presented the Company’s Commission file number as 001-13684 (which was the Commission file number of Old Holdco, Inc.) and should have instead presented the Commission file number assigned to the Company by the SEC (000-25734). These filings are as follows:

•Annual report on Form 10-K filed on June 29, 2021;

•Quarterly reports on Form 10-Q filed on November 13, 2020, February 9, 2021, and August 13, 2021;

•Current reports on Form 8-K filed or furnished, as the case may be, on September 14, 2020, October 13, 2020, November 20, 2020, January 21, 2021, February 9, 2021, April 29, 2021, May 14, 2021, June 29, 2021, June 30, 2021, August 13, 2021, and August 19, 2021; and

•Amendment to current report on Form 8-K/A filed on June 29, 2021.

The Form 15 filed by Old Holdco, Inc. on August 24, 2020 for the purpose of terminating the registration of its common stock under Section 12(g) of the Exchange Act correctly stated therein the Commission file number of Old Holdco, Inc. (001-13684), although the SEC’s Edgar website inaccurately presents 000-25734 as the Commission file number associated with such Form 15. Such Form 15 related solely to the reporting obligations of Old Holdco, Inc. and did not affect the Company’s reporting obligations under the Exchange Act as a successor registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 17, 2021

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.

William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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